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EXHIBIT 24
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                           THE RYLAND GROUP, INC.
                            Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of The Ryland Group, Inc., a Maryland corporation, constitute and appoint R. Chad Dreier, Michael D. Mangan, and David Lesser, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any of them, to sign for the undersigned in their respective names as directors and officers of The Ryland Group, Inc., its Registration Statement on Form S-3, and any amendment or supplement thereto, relating to the sale of up to $200 million ($250 million, including undesignated securities from a prior registration statement) debt securities, preferred stock and common stock to be filed with the Securities and Exchange Commission under the Securities Act of 1933. We hereby confirm all acts taken by such agents and attorney-in-fact, or any one or more of them, as herein authorized.



DATED:  April 17, 1996               /s/ R. Chad Dreier
                                     ------------------------
                                     R. Chad Dreier
                                     Chairman, President and
                                     Chief Executive Officer

                                     /s/ Michael D. Mangan
                                     ------------------------
                                     Michael D. Mangan
                                     Executive Vice President and
                                     Chief Financial Officer

                                     /s/ David Lesser
                                     ------------------------
                                     David Lesser
                                     Executive Vice President,
                                     General Counsel and Corporate Secretary


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                              THE RYLAND GROUP, INC.

                               Power of Attorney


                          April 17, 1996 (Continued)



/s/ R. Chad Dreier                     /s/ James A. Flick, Jr
- ------------------------               -----------------------
R. Chad Dreier                         James A. Flick, Jr.



/s/ Robert J. Gaw                      /s/ Leonard M. Harlan
- ------------------------               -----------------------
Robert J. Gaw                          Leonard M. Harlan



/s/ L.C. Heist                         /s/ William L. Jews
- ------------------------               -----------------------
L.C. Heist                             William L. Jews



/s/ William G. Kagler                  /s/ John H. Mullin, III
- ------------------------               -----------------------
William G. Kagler                      John H. Mullin, III



/s/ Charlotte St. Martin               /s/ John O. Wilson
- ------------------------               -----------------------
Charlotte St. Martin                   John O. Wilson